UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 28, 2005



                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)




               Nevada                   1-11151             76-0364866
--------------------------------        -------       ---------------------
(State or other jurisdiction of     (Commission File     (I.R.S. Employer
 incorporation or organization)          Number)       Identification No.)




1300 West Sam Houston Parkway South, Suite 300, Houston, Texas        77042
---------------------------------------------------------------    ----------
    (Address of Principal Executive Offices)                       (Zip Code)



       Registrant's telephone number, including area code: (713) 297-7000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL RESULTS

On April 28, 2005, U.S. Physical Therapy, Inc. reported its results for the first quarter ended March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(a) None.

(b) None.

(c) Exhibits

Exhibits                 Description of Exhibits
--------                 -----------------------
99.1 Registrant's press release dated April 28, 2005 announcing financial results for the first quarter ended March 31, 2005.*

*Furnished herewith.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            U.S. PHYSICAL THERAPY, INC.


Dated: April 28, 2005                       By: /s/ LAWRANCE W. MCAFEE
                                            -----------------------------
                                                    Lawrance W. McAfee
                                                  Chief Financial Officer
                                              (duly authorized officer and
                                                    principal financial
                                                  and accounting officer)

                                INDEX TO EXHIBITS


EXHIBIT              DESCRIPTION OF EXHIBIT
-------              ----------------------
99.1                  Press Release dated April 28, 2005.*


* Furnished herewith